EXHIBIT 10.1

    SECOND AMENDMENT TO RESTRICTED STOCK GRANT AGREEMENT WITH JAMES B. NELSON

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                                SECOND AMENDMENT

                                       TO

                        RESTRICTED STOCK GRANT AGREEMENT


         This Second Amendment to Restricted Stock Grant Agreement (the "Amendment") is made as of this 26th day of August 2014 by and between Solar3D, Inc., a Delaware corporation ("Solar3D"), and James B. Nelson ("Grantee") with respect to the following facts:

                                    RECITALS

         A. Solar3D and Grantee have entered into that certain Restricted Stock Grant Agreement, dated as of September 23, 2013, as amended on May 1, 2014 (collectively, the "Agreement").

         B. Solar3D and Grantee believe it is in the best interests of both Solar3D and Grantee to amend the timing for issuance of vested Shares under the Agreement.

         C. The terms used in this Amendment will have the meanings ascribed to them in the Agreement unless otherwise defined herein.

         NOW,   THEREFORE,   for  one  dollar   and  other  good  and   valuable
consideration, THE PARTIES HERETO AGREE AS FOLLOWS:

         1.       AMENDMENT.
                  ---------

                  The last sentence of Section 2.2 of the Agreement is hereby amended and restated as follows: "The monthly vested Shares, if any, shall be issued to the Grantee within five (5) business days after the last day of each month."

         2.       EFFECT OF AMENDMENT.
                  -------------------

         The  Agreement   will  remain  in  full  force  and  effect  except  as
specifically modified by this Amendment. In the event of any conflict between the Amendment and the Agreement, the terms of this Amendment will govern.

         3.       COUNTERPARTS.
                  ------------

         This Amendment may be executed simultaneously in any number of counterparts, each of which counterparts will be deemed to be an original and such counterparts will constitute but one and the same instrument.

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         IN WITNESS  WHEREOF,  this  Amendment  is executed as of the date first above written.

SOLAR3D:                            SOLAR3D, INC.


                                    By:/s/ Emil Beitpolous
                                       ----------------------------------------
                                        Emil Beitpolous, Director


                                    By:/s/ Mark J. Richardson
                                       ----------------------------------------
                                        Mark J. Richardson, Director




GRANTEE:                               /s/ James B. Nelson
                                       ----------------------------------------
                                       James B. Nelson





















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